UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2026

UR-ENERGY INC.

(Exact name of registrant as specified in its charter)

Canada	001-33905	Not applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1478 Willer Drive
	Casper, Wyoming	82604
	(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (720) 981-4588

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock	URG (NYSE American): URE (TSX)	NYSE American; TSX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 28, 2026, Roger L. Smith, the Chief Financial Officer and Chief Administrative Officer of Ur-Energy Inc. (“Ur-Energy” or the “Company”), notified the Company of his intention to retire, with such retirement to be effective on December 1, 2026. In connection with his retirement, Mr. Smith and the Company expect to enter into a consulting agreement, pursuant to which Mr. Smith will serve as a financial advisor for a period of time following his retirement to support a seamless leadership transition.

On October 29, 2026, the Board of Directors of the Company (the “Board”) approved the appointment of Jade Walle, the Company’s current Vice President Finance, as Chief Financial Officer of the Company, to be effective upon the retirement of Mr. Smith. In connection with Mr. Walle’s appointment, the Board also approved the elimination of the Chief Administrative Officer role and the re-allocation of duties associated with such position among several members of senior management.

Mr. Walle, age 53, is a Certified Public Accountant with 30 years of experience. He most recently was an audit partner with PricewaterhouseCoopers LLP (PwC) from 2011 to 2024, having begun his career there in 1996. Over his tenure, he has served clients in numerous industries, including publicly traded energy and mining companies, with assignments in Tulsa, London, Houston, and Denver. Mr. Walle’s technical background includes service in PwC’s Global Capital Markets Group in London (1999-2002), where he assisted non-U.S. companies with U.S. capital market transactions and Securities and Exchange Commission reporting. He also held leadership roles overseeing a division of PwC’s Center of Excellence and its Acceleration Center in India, which provided outsourced services to more than 75 U.S. audit clients. He has served as Vice President Finance of the Company since September 2025. Mr. Walle holds B.Sc. and M.Sc. degrees in Accounting from Oklahoma State University.

There are no arrangements or understandings between Mr. Walle and any other persons pursuant to which he was appointed an officer of the Company. Mr. Walle has no family relationship with the members of the Board or other members of senior management of the Company. In addition, there are no related party transactions between Mr. Walle and the Company that require disclosure pursuant to Item 404(a) of Regulation S-K.

Any adjustments to Mr. Walle’s existing employment agreement, which has been previously filed as Exhibit 10.8 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, have yet to be determined. The Company intends to file an amendment to this Current Report on Form 8-K to disclose any material changes to Mr. Walle’s compensation arrangements upon such determination.

Item 7.01Regulation FD Disclosure.

On November 2, 2026, the Company issued a press release announcing the foregoing updates. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01, including the information set forth in Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Information

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of applicable securities laws regarding events or conditions that may occur in the future, including statements relating to the Company’s expectation to enter into a consulting agreement with Mr. Smith and the Company’s intention to file an amendment to disclose any material changes to Mr. Walle’s existing employment agreement. All statements, other than statements of historical fact, are considered to be forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties, and other factors which may cause actual results, performance, or achievements of the Company to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. Factors that could cause actual results to differ materially from forward-looking statements include, but are not limited to, capital and other costs varying significantly from estimates; failure to establish estimated resources and reserves; the grade and recovery of ore that is mined varying from estimates; production rates, methods, and amounts varying from estimates; delays in obtaining or failures to obtain required governmental, environmental, or other project approvals; inflation; changes in exchange rates; fluctuations in commodity prices; delays in development; changes in governmental policies or market conditions; changes in key management personnel; and other factors described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and other public filings made by the Company at www.sec.gov. Readers should not place undue reliance on forward-looking statements. The forward-looking statements contained herein are based on the beliefs, expectations, and opinions of management as of the date hereof, and Ur-Energy disclaims any intent or obligation to update them or revise them to reflect any change in circumstances or changes in management’s beliefs, expectations, or opinions that occur in the future, except as required by applicable law.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits

3
Exhibit No.	Description
99.1	Press Release, dated November 2, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 2, 2026

Ur-Energy Inc.

By:	/s/ David A. Ritchie

	Name:	David A. Ritchie
	Title:	Corporate Secretary and General Counsel